UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2007

PRIMEGEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 13, 2007, Gordon Samson resigned as our CFO and as a member of our company’s board of directors. There were no disagreements among Mr. Samson, our company or our company’s board of directors on any matter relating to our company’s operations, policies or practices and there were no disagreements on any matter relating to the resignation of Mr. Samson as a director and officer of our company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEGEN ENERGY CORPORATION

/s/ Glen D. Harder

Glen D. Harder

Director

Date: March 26, 2007

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